SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   F O R M 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 11, 1997


                                 MENTORTECH INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)




           Delaware                     0-17419                   13-3260705
           --------                     -------                   ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)



      462 Seventh Avenue, New York, New York                          10018
     ---------------------------------------                        ----------
     (Address of principal executive offices)                       (Zip Code)


                                 (212) 736-5870
                                 --------------
              (Registrant's telephone number, including area code)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On December 12, 1997, the registrant issued a press release in the form attached to this Report as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit No.
     -----------

         99.1     Press Release dated December 12, 1997

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MENTORTECH INC.
                                                  (Registrant)



                                             By:/s/Roy Machnes
                                             ------------------
                                             Name:  Roy Machnes
                                             Title: Chief Executive Officer
Date: December 12, 1997

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

   99.1        Press Release dated December 12, 1997